UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018

MICRONET ENERTEC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On July 2, 2018, Micronet Enertec Technologies, Inc. (the “Company”) entered into a letter of intent (the “LOI”) with respect to the following transactions (the “Transactions”) contemplated to be entered into by and among the Company, BNN Technology PLC, a leading technology, content and services company (“BNN”), and an unrelated third party that is a leading platform as a service provider of transaction technology (the “Third Party”):

●	BNN will seek to acquire, through a third-party cash tender offer at a price of at least $1.65, an additional approximately 35% stake in the Company (in addition to the 14.89% stake acquired on June 21, 2018), with a view to owning in aggregate at least 50.1% of the company’s issued shares.

●	Both BNN and the Third Party shall be acquired by the Company in exchange for cash and the issuance of securities. The Third Party acquisition is pursuant to a Heads of Terms, which BNN has previously entered into with the Third Party.

●	All of the shares of Micronet Tel Aviv held by the Company will be spun off to the Company’s shareholders that remain shareholders after the completion of the tender offer. Micronet Tel Aviv is a publicly traded Israeli company (TASE: MCRNl.TA) that is 49.89% owned by the Company.

●	The Company will raise a minimum of between $26-$36 million from major global institutional investors.

The LOI is intended to express only a mutual indication of interest in the Transactions and does not represent a legally binding commitment or obligation on the part of the parties, and there can be no assurances that the Transactions will be consummated. As a result of the Transactions, it is contemplated that the Company will own BNN and the Third Party.

Copies of the LOI and the press release issued in connection with the Transactions are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
99.1	Letter of Intent
99.2	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONET ENERTEC TECHNOLOGIES, INC.

Dated: July 2, 2018	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer

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